Item 1. Report to Shareholders

October 31, 2004

LATIN AMERICA FUND

Annual Report

T. ROWE PRICE(R)

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB
Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. Rowe Price Latin America Fund
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FELLOW SHAREHOLDERS

Latin American stocks continued their strong performance over the past six months, posting the best results among emerging markets and contributing to stellar returns for the year. Markets in the region generally benefited from ongoing price increases in oil and raw materials along with stronger currencies, and energy and materials stocks were among the best performers over the past year. Consumer and financial stocks also did well as Latin American economic growth led to increased consumer demand.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Latin America Fund                          22.90%        35.07%

MSCI EM Latin America Index                 24.10         36.86

Lipper Latin AmericanFunds Average          22.46         34.21

Please see the fund's quarter-end returns following this letter.

The strong regional performance is reflected in your fund's results, and we are pleased to report that the Latin America Fund returned 22.90% and 35.07%, respectively, over the 6- and 12-month periods ended October 31, 2004. The fund slightly outperformed its Lipper peer group for both periods but trailed the unmanaged MSCI benchmark, as shown in the table. The fund benefited from its overweight allocation to Brazil, but stock selection in that country hampered results relative to the benchmarks. Conversely, our large overweight in Mexico detracted from performance, but stock selection there was positive.

MARKET AND PORTFOLIO REVIEW

As is often the case in Latin America, performance was extremely volatile over the course of the past year. In late 2003, the markets moved higher as the global economy gathered steam, aided by low interest rates, a weak U.S. dollar, rising commodity prices, and improved capital flows. By the second quarter of 2004, central banks and governments, especially the Federal Reserve in the U.S., appeared intent on slowing economic growth to a sustainable rate, and the threat of higher interest rates pushed Latin American markets lower. But by mid-year, softer data on the U.S. economy mitigated these fears, and stocks again moved strongly ahead. The world's riskier markets, such as Latin America, were most affected by this roller-coaster ride, selling off heavily on the bad news but also rallying more strongly on good news. Similarly, markets more exposed to rising rates, such as Brazil, declined the most but also bounced back higher. High commodities prices and still relatively low interest rates favored materials and companies with higher leverage, a detriment to our investment style, which focuses on high-quality, steady growing companies.

Brazil was the region's top performer over the last six months. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound and improved fiscal management.

MARKET PERFORMANCE
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Argentina                                   21.47%        42.68%

Brazil                                      32.68         40.67

Chile                                       21.28         19.39

Mexico                                      14.66         36.89

Peru                                        19.25         29.21

Venezuela                                   25.44          0.53

Source: RIMES Online, using MSCI indices.

At the beginning of 2004, Brazil had benefited from rapidly falling interest rates but had not yet seen the anticipated economic growth. However, by mid-year, indications of improved growth--industrial production growth and stronger retail sales--started to come through, helping to increase the popularity of President Lula da Silva. Brazil's central bank raised rates in September. As a highly indebted sovereign nation, Brazil is especially susceptible to rising rates. However, the pace of rate increases has been moderate and economic growth remains robust.

Brazil remains the largest country allocation in the portfolio, and as mentioned earlier, our overweight position was a plus versus the MSCI index. Petroleo Brasileiro (Petrobras) was the top contributor for both the six and 12 months, supported by record-high oil prices, higher domestic gasoline (and likely additional increases), and expectations of rising oil production. We increased our position, and the stock remains the fund's largest holding. Two new offshore platforms are nearing completion, which should push production growth to double digits after several years of moderate growth. The stock's valuation remains attractive both in a regional and global context relative to its oil peers. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Companhia Vale do Rio Doce (CVRD), the world's leading producer of iron ore, was another major contributor for the six and 12 months, but we were underweight versus the MSCI index, which hurt our relative performance. Global demand was strong, especially from China, and iron ore prices rose. The company was in talks to buy a Canadian mining company during the summer, raising concerns about the company's ongoing use of cash flow. Accordingly, we trimmed our position during the period.

Our holdings in Brazilian telecommunication companies did not perform well. Wireless companies are focusing on growth, hurting margins and returns in the short term. We believe that this strategy makes sense and ultimately sets the stage for higher future profits. For the most recent six months, Telesp Celular Participacoes was the largest negative contributor; Tele Norte Leste Participacoes was the leading detractor for the year.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of Net Assets
                                           4/30/04      10/31/04
--------------------------------------------------------------------------------

Telecommunications Services                  25.1%         22.0%

Energy                                       15.0          18.1

Materials                                    18.8          15.5

Consumer Staples                             14.0          15.4

Financials                                    9.6          11.6

Consumer Discretionary                        7.1           7.7

Utilities                                     3.7           3.4

Industrials and Business Services             3.8           3.1

Other and Reserves                            2.9           3.2
--------------------------------------------------------------------------------
Total                                       100.0%        100.0%

We have seen an improved flow of new, quality Brazilian companies coming to the market. We welcome this, as it is a positive sign of a deeper and more robust capital market. Most of these companies are listed on the Novo Mercado, which requires much better information disclosure from companies as well as high corporate governance standards. New purchases included Natura Cosmeticos, the largest Brazilian cosmetic company with a direct distribution model and over 400,000 sales reps. We participated in the company's initial public offering in late May and have continued to add shares. The company is benefiting from strong underlying growth in the cosmetics market, and it is gaining market share with its high-quality products based on local ingredients and fragrances. We also added low-cost airline GOL and toll-road operator Cia Concessoes Rodoviarias on their initial public offerings. Although both are quality companies that we'd like to own, they reached our target price during the period and were therefore eliminated.

Mexico Benefited From U.S. Growth
Mexico, the region's other giant, finally began to feel the impact of U.S. economic growth at the beginning of 2004, but while returns were good, the markets there have lagged. Mexico remains our second-largest country position and our largest country overweight. This hurt performance relative to the MSCI index, but good stock selection aided results.

Wireless operator America Movil was the fund's second-largest contributor for the six and 12 months, benefiting from faster-than-expected penetration in many markets. Rebounding economies have spurred consumer spending, which in turn has led to rising growth. The company remains the dominant player in Mexico, well ahead of its closest competitors, and it is aggressively gaining market share in Brazil and other parts of Latin America.

As mentioned in our last letter, we added media giant Grupo Televisa in the first quarter, and it has continued to perform well and was a leading contributor for the period. The company continues to grow its business and is focusing on cost-cutting. We believe the stock remains attractively valued.

We continued to add to our positions in Mexican homebuilders. This is a high, stable growth area due to increasing demand for housing and to favorable government policies designed to encourage mortgage growth. We added Urbi Desarrollos Urbanos, Mexico's second-largest homebuilder. It has a strong brand name and benefits from increasing its exposure to higher-margin segments of the industry. We like the company's management and think the stock is attractively valued.

In the first quarter, we initiated a position in Grupo Financiero Banorte to gain exposure to Mexican banking, and we continued to add to our holding over the past six months. In the second quarter, the company brought in a new CEO who unveiled a restructuring program designed to close inefficient branches and reduce labor costs.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of Net Assets
Periods Ended                              4/30/04      10/31/04
--------------------------------------------------------------------------------

Brazil                                       47.2%         50.0%

Mexico                                       42.2          41.0

Chile                                         3.8           3.1

Argentina                                     2.0           2.3

Peru                                          1.9           0.4

Other and Reserves                            2.9           3.2
--------------------------------------------------------------------------------
Total                                       100.0%        100.0%

Wal-Mart de Mexico is now the fund's fourth-largest holding, thanks to additional purchases over the past six months. This leading retailer has significant advantages over its competition, including a much more efficient distribution network. It continues to benefit from expansion opportunities and solid same-store sales growth. Margins are improving, as well, and we believe the valuation is still attractive.

Elsewhere in the Region
Our exposure to the rest of Latin America remains limited, accounting for less than 10% of net assets. Argentina's underlying economic growth is good, as the country recovers from depressed levels. Currently, solid export growth is being supported by raw materials, but doubts remain about the economy's long-term strength. We're also concerned about the country's relatively weak corporate governance, and we have struggled to find companies that meet our investment criteria. We added to Tenaris, the market-share leader among manufacturers of high-quality, seamless and welded pipes used in the oil and gas industry. Demand for Tenaris's products is expected to increase as high oil and gas prices lead to more exploration and production work. We trimmed Quilmes Industrial (Quinsa) following a tender offer from majority shareholders. Chile has benefited from rising copper prices, but valuations are unattractively high. In Peru, we trimmed Compania de Minas Bueneventura as gold production has slowed significantly after many years of strong growth.

OUTLOOK

Latin American markets have doubled over the last two years, yet despite the strong performance, we remain cautiously optimistic about the region. Mexico is benefiting from improved U.S. economic growth. Brazil is also beginning to see similar positive effects, although higher interest rates could eventually slow its fast-growing economy. Economic growth across the region is strong, commodities prices remain high, and currencies are attractive. Valuations generally appear good, although the valuation gap with developed markets has narrowed over the last two years.

However, in an environment of rising global inflation and higher interest rates, Latin American markets would not be immune to a tightening of global liquidity and increased risk aversion. If global growth rises rapidly and interest rates increase sharply, we could see a repeat of the second quarter's sharp sell-off. On the other hand, if global growth stabilizes, liquidity expands, and the valuation and currency benefits remain in place, emerging markets could continue to provide solid returns. Markets are at all-time highs, but we believe this is supported by growing economies, rising earnings, and improving returns. We believe there are opportunities to find reasonably priced growth companies in Mexico and Brazil. We are comfortable with our portfolio holdings, but we are prepared to follow our investment discipline and sell as our holdings reach target valuations.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 17, 2004

--------------------------------------------------------------------------------
RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index:
A market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

T. Rowe Price Latin America Fund
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------

Petrobras, Brazil                                                          16.0%

America Movil, Mexico                                                      11.6

Companhia Vale do Rio Doce, Brazil                                          6.9

Wal-Mart de Mexico, Mexico                                                  5.9

Banco Itau Holdings Financiera, Brazil                                      5.4
--------------------------------------------------------------------------------

Telmex, Mexico                                                              4.8

Grupo Televisa, Mexico                                                      4.5

Tele Norte Leste, Brazil                                                    4.0

Cemex, Mexico                                                               2.6

Grupo Modelo, Mexico                                                        2.5
--------------------------------------------------------------------------------

Banco Bradesco, Brazil                                                      2.5

Companhia de Bebidas, Brazil                                                2.3

Cia Energetica Minas Gerais, Brazil                                         2.1

Tenaris, Argentina                                                          2.1

Votorantim Celulose, Brazil                                                 2.1
--------------------------------------------------------------------------------

Grupo Financiero Banorte, Mexico                                            2.0

Urbi Desarrollos Urbanos, Mexico                                            1.8

Grupo Aeroportuario del Sureste, Mexico                                     1.8

Natura Cosmeticos, Brazil                                                   1.7

Banco Santander Chile, Chile                                                1.6
--------------------------------------------------------------------------------

Companhia Siderurgica Nacional, Brazil                                      1.6

Telesp Celular Participacoes, Brazil                                        1.6

Embraer Aircraft, Brazil                                                    1.3

Kimberly-Clark de Mexico, Mexico                                            1.2

Organizacion Soriana, Mexico                                                1.1
--------------------------------------------------------------------------------
Total                                                                      91.0%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

T. Rowe Price Latin America Fund
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

LATIN AMERICA FUND
--------------------------------------------------------------------------------

As of 10/31/04
Lipper Latin American Funds Average     $13,535
Latin America Fund                      $15,008
MSCI EM Latin America Index             $15,910

                                MSCI EM        Lipper Latin
                                  Latin            American               Latin
                                America               Funds             America
                                  Index             Average                Fund

10/94                          $ 10,000            $ 10,000            $ 10,000

10/95                             6,867               6,156               6,289

10/96                             8,469               7,668               7,956

10/97                            10,506               9,347               9,543

10/98                             7,565               6,535               7,259

10/99                             9,166               7,684               8,245

10/00                            10,472               9,580              10,505

10/01                             8,425               7,353               8,498

10/02                             7,276               6,628               7,806

10/03                            11,624               9,998              11,111

10/04                            15,910              13,535              15,008


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                          1 Year      5 Years     10 Years
--------------------------------------------------------------------------------

Latin America Fund                               35.07%      12.73%        4.14%

MSCI EM Latin America Index                      36.86       11.66         4.75

Lipper Latin American Funds Average              34.21       10.47         3.04

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Latin America Fund
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

                                Beginning          Ending          Expenses Paid
                            Account Value    Account Value        During Period*
                                   5/1/04         10/31/04    5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                         $    1,000     $   1,229.00             $    7.91

Hypothetical (assumes 5%
return before expenses)             1,000         1,018.04                  7.16

*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.41%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 9/30/04                           1 Year      5 Years     10 Years
--------------------------------------------------------------------------------

Latin America Fund                              37.50%       13.08%        3.34%

MSCI EM Latin America Index                     42.88        11.46         3.90

Lipper Latin American Funds Average             37.93        10.08         2.00

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Latin America Fund
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
NET ASSET VALUE

Beginning of period  $   10.32   $    7.25   $    8.21   $   10.19   $    8.03

Investment activities

  Net investment
  income (loss)           0.26        0.13        0.18        0.15        0.05

  Net realized
  and unrealized
  gain (loss)             3.31        2.94       (0.79)      (2.09)       2.14


  Total from
  investment
  activities              3.57        3.07       (0.61)      (1.94)       2.19


Distributions

  Net investment
  income                 (0.16)       --         (0.29)      (0.04)      (0.04)

  Net realized
  gain                    --          --         (0.06)       --          --


  Total
  distributions          (0.16)       --         (0.35)      (0.04)      (0.04)


Redemption fees added
to paid-in-capital        0.01        --          --          --          0.01


NET ASSET VALUE

End of period        $   13.74   $   10.32   $    7.25   $    8.21   $   10.19
                    ------------------------------------------------------------

Ratios/Supplemental Data

Total return^            35.07%      42.34%      (8.15)%    (19.10)%     27.41%

Ratio of total
expenses to average
net assets                1.41%       1.55%        1.53%       1.49%      1.46%

Ratio of net
investment income
(loss) to average
net assets                2.22%       1.55%        1.88%       1.40%      0.42%

Portfolio
turnover rate             34.8%       27.4%        21.0%       29.9%      27.5%

Net assets,
end of period
(in thousands)        $ 241,913   $ 166,059    $ 126,905   $ 155,239  $ 228,655


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                                Shares         Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)


ARGENTINA   2.3%

Common Stocks   2.3%

Quilmes Industrial ADR (USD)                                27,087           443

Tenaris ADR (USD)                                          114,200         5,113

Total Argentina (Cost $3,594)                                              5,556


BRAZIL   50.0%

Common Stocks   45.8%

Aracruz Celulose ADR (USD) (ss.)                            17,700           596

Banco Itau Holdings Financiera ADR*                        108,343        13,137

Cia Energetica Minas Gerais (Cemig)                    223,877,000         5,178

Companhia de Bebidas ADR (USD) (ss.)                       222,424         5,516

Companhia Siderurgica Nacional                             264,208         3,902

Companhia Vale do Rio Doce ADR (USD) (ss.)                 446,500         8,126

Companhia Vale do Rio Doce ADR
(1 ADR represents 1 common share) (USD) (ss.)              404,600         8,562

Embraer Aircraft ADR (USD) (ss.)                           120,182         3,189

Grendene *                                                  43,200           526

Grupo Pao de Acucar ADR (USD) (ss.)                         18,900           450

Natura Cosmeticos                                          203,500         4,136

Petroleo Brasileiro (Petrobras) ADR (USD)                  945,757        30,832

Petroleo Brasileiro (Petrobras) ADR
(1 ADR represents 1 common share) (USD) (ss.)              218,700         7,766

Tele Centro Oeste Celular ADR (USD)                         31,600           291

Tele Norte Leste ADR (USD) (ss.)                           483,400         6,323

Tele Norte Leste Participaco *                             268,001         3,400

Telesp Celular Participacoes ADR (USD) *(ss.)              648,200         3,883

Votorantim Celulose ADR (USD) (ss.)                        146,800         5,072

                                                                         110,885


Preferred Stocks   4.2%

Banco Bradesco                                              99,291         6,020

Caemi Mineracao e Metalurgica *                          4,498,000         2,696

Suzano Bahia Sul Papel                                     327,701         1,391

                                                                          10,107

Total Brazil (Cost $89,636)                                              120,992

CHILE   3.1%

Common Stocks   3.1%

Banco Santander Chile ADR (USD) (ss.)                      140,466         3,928

Empresa Nacional de Electricidad ADR (USD) *(ss.)          144,600         2,415

Enersis ADR (USD) *(ss.)                                    81,000           612

Vina Concha Y Toro ADR (USD) (ss.)                          10,900           698

Total Chile (Cost $5,990)                                                  7,653


MEXICO   41.0%

Common Stocks   41.0%

America Movil ADR, Series L (USD)                          635,976        27,983

Cemex                                                    1,095,926         6,333

Consorcio ARA *                                          1,011,700         2,705

Grupo Aeroportuario del Sureste ADR (USD)                  186,100         4,264

Grupo Financiero Banorte                                 1,053,700         4,950

Grupo Modelo, Series C                                   2,362,200         6,054

Grupo Televisa ADR (USD)                                   197,800        10,879

Kimberly-Clark de Mexico, Series A                       1,000,000         2,992

Organizacion Soriana, Series B                             858,500         2,761

Telmex ADR (USD) (ss.)                                     336,576        11,524

Urbi Desarrollos Urbanos *(ss.)                          1,183,300         4,410

Wal-Mart de Mexico, Series V                             4,379,574        14,329

Total Mexico (Cost $62,912)                                               99,184


PERU   0.4%

Common Stocks   0.4%

Compania de Minas Buenaventura ADR,
Series B (USD)                                              35,500           882

Total Peru (Cost $303)                                                       882


SHORT-TERM INVESTMENTS   3.9%

Money Market Funds   3.9%

T. Rowe Price Reserve Investment Fund, 1.81% #!          9,464,453         9,464

Total Short-Term Investments (Cost $9,464)                                 9,464

SECURITIES LENDING COLLATERAL   12.6%

Money Market  Pooled  Account 12.6%

Investment  in money market pooled
account managed by JP Morgan
Chase Bank, London, 1.788% #                            30,424,630        30,425

Total Securities Lending Collateral (Cost $30,425)                        30,425

Total Investments in Securities

113.3% of Net Assets (Cost $202,324)                                    $274,156
                                                                        --------


  (1) Denominated in currency of country of incorporation unless otherwise noted

    # Seven-day yield

    * Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004
      - See Note 2

    ! Affiliated company - See Note 5.

  ADR American Depository Receipts

  USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(Amounts in $000s except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $9,464)                                $     9,464

  Other companies (cost $192,860)                                       264,692

  Total investments in securities                                       274,156

Other assets                                                              2,608

Total assets                                                            276,764

Liabilities

Obligation to return securities lending collateral                       30,425

Other liabilities                                                         4,426

Total liabilities                                                        34,851

NET ASSETS                                                          $   241,913
                                                                    -----------

Net Assets Consist of:
Undistributed net investment income (loss)                          $     3,780

Undistributed net realized gain (loss)                                  (41,185)

Net unrealized gain (loss)                                               71,842

Paid-in-capital applicable to 17,601,393 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      207,476


NET ASSETS                                                          $   241,913
                                                                    -----------

NET ASSET VALUE PER SHARE                                           $     13.74
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                           Ended
                                                                        10/31/04
Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $803)                         $       7,359

  Securities lending                                                         95

  Interest                                                                    1

  Total income                                                            7,455

Expenses

  Investment management                                                   2,186

  Shareholder servicing                                                     454

  Custody and accounting                                                    154

  Prospectus and shareholder reports                                         40

  Registration                                                               29

  Legal and audit                                                            20

  Directors                                                                   5

  Miscellaneous                                                               6

  Total expenses                                                          2,894

Net investment income (loss)                                              4,561

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                             21,124

  Foreign currency transactions                                            (220)

  Net realized gain (loss)                                               20,904

Change in net unrealized gain (loss)
  Securities                                                             33,765

  Other assets and liabilities
   denominated in foreign currencies                                         10

  Change in net unrealized gain (loss)                                   33,775

Net realized and unrealized gain (loss)                                  54,679

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      59,240
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                              Year
                                                             Ended
                                                          10/31/04      10/31/03

  Increase (Decrease) in Net Assets

  Operations

    Net investment income (loss)                        $   4,561     $   2,134

    Net realized gain (loss)                               20,904         3,311

    Change in net unrealized gain (loss)                   33,775        43,722

    Increase (decrease) in net assets from operations      59,240        49,167

  Distributions to shareholders

    Net investment income                                  (2,663)            -

  Capital share transactions *

    Shares sold                                            70,986        25,506

    Distributions reinvested                                2,496             -

    Shares redeemed                                       (54,446)      (35,575)

    Redemption fees received                                  241            56

    Increase (decrease) in net assets from capital
    share transactions                                     19,277       (10,013)

  NET ASSETS

  Increase (decrease) during period                        75,854        39,154

  Beginning of period                                     166,059       126,905

  End of period                                         $ 241,913     $ 166,059
                                                        ------------------------
  (Including undistributed net investment income of $3,780 at 10/31/04 and $2,102 at 10/31/03)

*Share information

    Shares sold                                             5,831         2,978

    Distributions reinvested                                  226             -

    Shares redeemed                                        (4,546)       (4,386)

    Increase (decrease) in shares outstanding               1,511        (1,408)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $29,865,000; aggregate collateral consisted of $30,425,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $88,568,000 and $68,460,000, respectively, for the year ended October 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $2,663,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                           $  74,435,000

Unrealized depreciation                                              (2,593,000)

Net unrealized appreciation (depreciation)                           71,842,000

Undistributed ordinary income                                         3,780,000

Capital loss carryforwards                                          (41,185,000)

Paid-in capital                                                     207,476,000

Net assets                                                        $ 241,913,000
                                                                  -------------


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $21,124,000 of capital loss carryforwards. As of October 31, 2004, the fund had $20,625,000 of capital loss carryforwards that expire in fiscal 2007, $6,258,000 that expire in fiscal 2008, and $14,302,000 that expire in fiscal 2010.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of currency gains and losses.
Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                               $    (220,000)

Undistributed net realized gain                                         220,000

At October 31, 2004, the cost of investments for federal income tax purposes was $202,324,000.


Note 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


Note 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75 % of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $214,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $68,000 for Price Associates, $298,000 for T. Rowe Price Services, Inc., and $13,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $40,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004 and during the year then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $88,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $9,464,000 and $6,615,000, respectively.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Latin America Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Latin America Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $5,145,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $5,145,000 and foreign taxes paid of $803,000.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)          Principal Occupation(s) During Past 5 Years
Year Elected *           and Directorships of Other Public Companies

Anthony W. Deering       Director, Chairman of the Board, and Chief Executive
(1945)                   Officer, The Rouse Company, real estate developers;
1991                     Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                   and management advisory firm
1988

David K. Fagin           Director, Golden Star Resources Ltd., Canyon  Resources
(1938)                   Corp. (5/00 to present), and Pacific Rim Mining Corp.
2001                     (2/02 to present); Chairman and President, Nye
                         Corporation

Karen N. Horn            Managing Director and President, Global Private Client
(1943)                   Services, Marsh, Inc. (1999-2003); Managing Director
2003                     and Head of International Private Banking, Bankers
                         Trust (1996-1999)

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                   consulting environmental and civil engineers
2001


John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a real
(1946)                   estate investment company; Blackstone Real Estate
2001                     Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[111]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Each inside director serves until retirement, resignation, or election of a successor.


OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)


Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,Inc.
Vice President, International Funds     and T. Rowe Price International, Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,Inc.
Assistant Vice President,               and T. Rowe Price International, Inc.;
  International Funds                   Vice President and Secretary, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price and T.
Vice President, International Funds     Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T.
                                        Rowe Price Services, Inc., and T. Rowe
                                        Price Trust Company; Vice President, T.
                                        Rowe Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc.,T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Philip A. Nestico (1976)
Vice President, International Funds     Vice President, T. Rowe Price

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc. and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President,T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,020               $12,442
     Audit-Related Fees                       1,070                   708
     Tax Fees                                 3,032                 3,270
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004